UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2011

NATIONWIDE HEALTH PROPERTIES, INC.
 (Exact name of registrant as specified in its charter)

Maryland	1-9028	95-3997619
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 718-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 20, 2011, Nationwide Health Properties, Inc. (the “Company”) announced that the Board of Directors of the Company has authorized a prorated dividend on the Company’s common stock. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Proposed Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Ventas filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of NHP and Ventas, and that also constitutes a prospectus of Ventas. NHP and Ventas also plan to file other documents with the SEC with respect to the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by NHP and Ventas with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by NHP with the SEC are available free of charge on NHP’s website at www.nhp-reit.com, and copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas’s website at www.ventasreit.com.

NHP, Ventas and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NHP’s and Ventas’s stockholders in respect of the proposed transaction. Information regarding NHP’s directors and executive officers can be found in NHP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 26, 2011. Information regarding Ventas’s directors and executive officers can be found in Ventas’s definitive proxy statement filed with the SEC on March 28, 2011. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from NHP or Ventas, as applicable, using the sources indicated above.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release dated June 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date:	June 20, 2011	By:	/s/ Abdo H. Khoury

			Name:	Abdo H. Khoury
			Title:	Executive Vice President and Chief Financial & Portfolio Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 20, 2011